EXHIBIT 32.1

CERTIFICATION OF

PERIODIC REPORT

I, Brian Stafford, the Chief Executive Officer of Diligent Corporation , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)         the Quarterly Report on Form 10-Q of the Company for the three months ended June 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 10, 2015

/s/ Brian Stafford
Brian Stafford
President and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Diligent Corporation and will be retained by Diligent Corporation and furnished to the Securities and Exchange Commission or its staff upon request.